UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2023

QUALTRICS INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	001-39952	47-1754215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West River Park Drive
Provo, Utah 84604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 203-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 24, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023 (the “Proxy Statement”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 27, 2023 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock (the “common stock”) voted as a single class on all matters. Present at the Annual Meeting, virtually or by proxy, were holders of 560,948,006 shares of common stock, together representing a total of 4,369,483,496 votes, or a majority in voting power of the outstanding shares entitled to vote generally at a meeting of stockholders, and constituting a quorum under the Company’s bylaws. The final results with respect to each such proposal are set forth below.

Proposal 1 — Election of Directors.

The stockholders elected the eleven persons named below as directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. The results of such vote were:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ritu Bhargava	4,329,238,516	24,190,228	583,931	15,470,822
Egon Durban	4,292,379,179	61,053,101	580,395	15,470,822
Sindhu Gangadharan	4,305,052,766	48,363,770	596,139	15,470,822
Omar Johnson	4,351,786,185	1,613,501	612,989	15,470,822
Christian Klein	4,292,099,190	61,339,374	574,111	15,470,822
Robin Manherz	4,329,219,713	24,206,493	586,469	15,470,822
Luka Mucic	4,294,654,923	58,775,337	582,415	15,470,822
Scott Russell	4,329,191,996	24,235,746	584,933	15,470,822
Zig Serafin	4,306,049,271	47,412,024	551,380	15,470,822
Ryan Smith	4,295,820,860	57,650,383	541,432	15,470,822
Kelly Steckelberg	4,351,887,504	1,540,909	584,262	15,470,822

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,368,500,271	300,856	682,370	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2023		QUALTRICS INTERNATIONAL INC.

	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel